Exhibit 99.1

Execution Version

AMENDMENT AND WAIVER TO CREDIT AGREEMENT

THIS AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “Amendment”), dated as of November 20, 2012 (the “Effective Date”), is entered into by and among VENOCO, INC. (the “Company”), the undersigned lenders party to the Credit Agreement defined below (collectively, the “Lenders” and individually, a “Lender”), CITIBANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), CITIGROUP GLOBAL MARKETS, INC., as Arranger, THE BANK OF NOVA SCOTIA, as Syndication Agent and KEYBANK NATIONAL ASSOCIATION, as Documentation Agent.

WITNESSETH:

WHEREAS, the Company, the Lenders, the Administrative Agent, the Arranger, and the Syndication Agent have entered into that certain Fifth Amended and Restated Credit Agreement dated as of October 3, 2012 among the Company, the Guarantors from time to time parties thereto, the several Lenders from time to time parties thereto, the Administrative Agent, the Arranger, the Syndication Agent and the Documentation Agent (and as from time to time amended, supplemented, restated or otherwise further modified, the “Credit Agreement”);

WHEREAS, the Company has requested an amendment of Section 8.10 of the Credit Agreement to permit the Company to enter into certain hedging transactions as hereinafter provided.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements set forth herein, the parties hereto agree as follows:

SECTION 1.        Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

SECTION 2.        Amendment to the definition of “Derivative Contract.” The definition of Derivative Contract in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read:

“Derivative Contract” means all futures contracts, forward contracts, swap, put, cap or collar contracts, option contracts, hedging contracts or other derivative contracts or similar agreements covering (i) oil and gas commodities or prices (ii) financial, monetary or interest rate instruments and (iii) greenhouse gas (“GHG”) emission credits.

SECTION 3.        Amendment to Section 8.10 of the Credit Agreement. Section 8.10 of the Credit Agreement is hereby amended by adding the following new clause (iii) to Section 8.10(a):

“(iii) Derivative Contracts entered into with the purpose and effect of fixing prices on GHG emission credits that are expected to be required by California regulatory authorities (“Required Credits”) to be obtained by the Loan Parties as a result of actual or anticipated GHG emissions from their facilities located in the State of California, provided, however, that at all times: (i) no such contract shall be for speculative purposes; (ii) the aggregate monthly notional amounts covered by all such contracts (determined, in the case of contracts that are not settled on a monthly basis, by a monthly proration) for any single month does not in the aggregate exceed 100% of the Loan Parties’ aggregate projected Required Credits for such month, (iii) except for the collateral under the Security Documents, no such contract requires any Loan Party to put up money, assets or other security against the event of its nonperformance prior to actual default by such Loan Party in performing its obligations thereunder, and (iv) each such contract is with a counterparty or has a guarantor of the obligation of the counterparty who (unless such counterparty is a Lender or one of its Affiliates) at the time the contract is made has long-term obligations rated Baal by Moody’s or BBB+ by S & P, or better, respectively.”

SECTION 4.        Waiver. The undersigned Required Lenders hereby waive as of the Effective Date the requirement in Section 2.6(c) of the Credit Agreement that the Company deliver a Reserve Report so that the Administrative Agent and the Lenders may make a determination by November 1, 2012 of the Semi-Annual Proposed Borrowing Base and Borrowing Base with respect to November 1, 2012. For the avoidance of doubt, the foregoing waiver is only a waiver with respect to such determination in respect of November 1, 2012, and is not a waiver of (i) such Section 2.6(c) with respect to any other period or date, (ii) any other provision of Section 2.6(c) or (iii) a waiver of any other provision of the Credit Agreement or any other Loan Document.

SECTION 5.        Representations and Warranties, Etc. To induce the Agents, the Lenders and Issuing Lender to enter into this Amendment, the Company and each of the Loan Parties represents and warrants to the Administrative Agent, the Issuing Lender and the Lenders that as of the Effective Date:

(a)      each of the representations and warranties by the Loan Parties contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of such date in all material respects as though made as of the date hereof, except those that by their terms relate solely as to an earlier date, in which event they shall be true and correct in all material respects on and as of such earlier date;

(b)      the execution, delivery and performance of this Amendment has been duly authorized by all requisite organizational action on the part of the Company and each other Loan Party;

(c)       the Credit Agreement as amended hereby and each other Loan Document constitute valid and legally binding agreements enforceable against each Loan Party that is a party thereto in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting creditors’ rights generally and by general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(d)      no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

SECTION 6.        Ratification. The Company and each other Loan Party hereby ratifies and confirms, as of the Effective Date, (a) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Amendment and the transactions contemplated thereby and (b) all of the Obligations under the Credit Agreement and the other Loan Documents.

SECTION 7.        Effectiveness. This Amendment shall become effective as of the Effective Date when all of the conditions set forth in this Section have been satisfied.

(a)      The Administrative Agent shall have received executed counterparts of this Amendment from the Company, the Guarantors, the Administrative Agent and the Required Lenders.

(b)      The Administrative Agent shall have received all reasonable out-of-pocket fees, costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and related documents (including the fees, charges and disbursements of counsel to the Administrative Agent).

SECTION 8.        Governing Law; Severability; Integration. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. If any provision of this Amendment or any other Loan Document is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

SECTION 9.        Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original and all of which when taken together shall constitute a single document.

SECTION 10.      Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns; provided, however, that (a) the Company may not assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender; and (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 11.8 of the Credit Agreement.

SECTION 11.      Miscellaneous. (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended, waived or otherwise modified by this Amendment; (b) this Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement; and (c) a facsimile signature of any party hereto shall be deemed to be an original signature for purposes of this Amendment.

SECTION 12.      ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

(Remainder of Page Left Intentionally Blank)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

COMPANY:

VENOCO, INC.

By:	/s/ Edward J. O’Donnell
Name:	Edward J. O’Donnell
Title:	Chief Executive Officer

GUARANTORS:

WHITTIER PIPELINE CORPORATION
By:	/s/ Edward J. O’Donnell
Name:	Edward J. O’Donnell
Title:	Chief Executive Officer

TEXCAL ENERGY (LP) LLC
By: VENOCO, INC, its Manager
By:	/s/ Edward J. O’Donnell
Name:	Edward J. O’Donnell
Title:	Chief Executive Officer

TEXCAL ENERGY (GP) LLC
By:	/s/ Edward J. O’Donnell
Name:	Edward J. O’Donnell
Title:	Chief Executive Officer

TEXCAL ENERGY SOUTH TEXAS L.P.
By: TEXCAL ENERGY (GP) LLC, as general partner
By:	/s/ Edward J. O’Donnell
Name:	Edward J. O’Donnell
Title:	Chief Executive Officer

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AGREED TO THE FOREGOING:

ADMINISTRATIVE AGENT AND A LENDER:

CITIBANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Phil Ballard
Name:	Phil Ballard
Title:	Vice President

SYNDICATION AGENT AND A LENDER:

THE BANK OF NOVA SCOTIA, as Syndication Agent and a Lender
By:	/s/ Terry Donwan
Name:	Terry Donwan
Title:	Managing Director

DOCUMENTATION AGENT AND A LENDER:

KEYBANK NATIONAL ASSOCIATION, as Documentation Agent and a Lender
By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

LENDER:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jason Zilewicz
Name:	Jason Zilewicz
Title:	Assistant Vice President

LENDER:

RB INTERNATIONAL FINANCE (USA) LLC, as a Lender
By:	/s/ Shirley Ritch
Name:	Shirley Ritch
Title:	Vice President

By:	/s/ Peter Armieri
Name:	Peter Armieri
Title:	Vice President

LENDER:

BOKF, NA dba BANK OF OKLAHOMA, as a Lender
By:	/s/ Guy C. Evangelista
Name:	Guy C. Evangelista
Title:	Senior Vice President

LENDER:

AMEGY BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Kevin Donaldson
Name:	Kevin Donaldson
Title:	SVP

LENDER:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Vice President

By:	/s/ Michael Spaight
Name:	Michael Spaight
Title:	Associate

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